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                                  EXHIBIT 32.1

                                  CERTIFICATION
      PURSUANT TO 18 U.S.C SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

     Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Rand Capital Corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

     The Quarterly Report on Form 10-Q for the quarter ended September 30, 2005 (the Form10-Q) of the Company fully complies with the requirement of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 4, 2005


                                        /s/ Allen F. Grum
                                        ----------------------------------------
                                        Allen F. Grum, President
                                        (Chief Executive Officer)

Dated: November 4, 2005


                                        /s/ Daniel P. Penberthy
                                        ----------------------------------------
                                        Daniel P. Penberthy, Treasurer
                                        (Chief Financial Officer)